Exhibit 99.1

Quantum-Si Reports Second Quarter 2025 Financial Results
Announced On-Track ProteusTM Development Program
Completes Capital Raise of $50 Million

BRANFORD, Conn. -- (BUSINESS WIRE) -- August 5, 2025 -- Quantum-Si Incorporated (Nasdaq: QSI) (“Quantum-Si,” “QSI” or the “Company”), a proteomics technology company redefining protein analysis through single-molecule detection, today announced financial results for the second quarter ended June 30, 2025.

Press Release Highlights

•First half 2025 revenue of $1.4 million, a 33% increase over same period of 2024
•Announced an expanded set of instrument acquisition options in response to current capital purchasing challenges
•Product development programs remain on track – ProteusTM platform, v4 Sequencing Kit, and v3 Library Preparation Kit
•Announced two new R&D initiatives that will further accelerate breadth of applications addressable with our core technology
•Raised gross $50 million in capital through a registered direct offering and updated cash runway into the second quarter of 2028
•Announced planned Investor and Analyst Day in New York City in November 2025

“We completed another productive quarter, in particular with our various product development initiatives, across platforms, Sequencing and Library Prep Kits as well as announcing the transition from technology development to product development for two new initiatives aimed at accelerating amino acid coverage and PTMs,” said Jeff Hawkins, President and Chief Executive Officer of Quantum-Si. “However, in the second quarter, we experienced the full effect of the NIH funding challenges which slowed and, in some cases, stopped the capital sales process. Despite the capital spend slow down, we continue to engage with customers who have operating budgets they wish to deploy towards purchasing protein sequencing consumables for their research. Based on this interest, we have recently launched an expanded set of instrument acquisition options to continue to drive the growth of our user base, capture consumable revenue and generate publications demonstrating the value of our technology. While still in the early days, we are seeing strong interest in these programs and our first placements have already begun purchasing consumables.”

Hawkins continued, “On the development front, our R&D team continues to execute well, and our version 4 Sequencing Kit remains on track for a Q3 2025 launch. In addition, we are on track for a Q4 2025 launch of our version 3 Library Preparation Kit which is expected to require a significantly lower sample input amount. Furthermore, we remain on track to achieve successful protein sequencing on a prototype Proteus system by the end of 2025. We expect to provide detailed updates to these program and other initiatives at an Investor & Analyst Day planned for mid-November 2025 in New York City.”

Hawkins concluded, “While we experienced some near-term headwinds commercially this quarter, we continue to remain confident in the long-term market opportunity in proteomics and our technology roadmap we are executing against. We are laser focused on delivering on this roadmap and are well capitalized to execute.”

Second Quarter 2025 Financial Results

For the second quarter of 2025, the Company recorded revenue of $591,000. Gross profit was $351,000 and gross margin was 59%. For the six months ended June 30, 2025, the Company recorded revenue of $1.4 million, gross profit of $837,000, and gross margin of 58%. The periodic gross margin rate is expected to be variable in the near term as the Company works through the initial stages of commercialization as well as the timing and mix of product sales between instruments and consumable kits.

Total operating expenses were $30.5 million in the second quarter of 2025, compared to $26.8 million for the same period in the prior year, and $56.1 million for the six months ended June 30, 2025, compared to $50.4 million for the same period in the prior year. Adjusted total operating expenses were $23.8 million in the second quarter of 2025 compared to $24.4 million for the same period in the prior year, and adjusted total operating expenses for the six months ended June 30, 2025 were $46.6 million compared to $46.3 million for the same period in the prior year. The Company continues to manage its operating expenses tightly, while continuing to fund ongoing commercialization efforts, as well as providing new funding to its Proteus development program, which was launched in November 2024.
Net loss was $28.8 million in the second quarter of 2025, compared to a net loss of $23.1 million in the same period of the prior year, and a net loss of $48.0 million for the six months ended June 30, 2025, compared to a net loss of $42.6 million for the same period in the prior year. Adjusted EBITDA was negative $22.2 million in the second quarter of 2025, compared to negative $22.6 million in the same period of the prior year, and negative $43.7 million for the six months ended June 30, 2025, compared to negative $43.2 million for the same period in the prior year. A reconciliation of the non-GAAP financial measures adjusted total operating expenses and adjusted EBITDA is provided in a table included in this press release.
As of June 30, 2025, the Company’s cash and cash equivalents and investments in marketable securities were $214.2 million. In addition, the Company completed a $50 million registered direct offering which closed on July 8, 2025. When including the incremental $50.0 million from this capital raise, the Company now believes that it has sufficient capital to carry operations into the second quarter of 2028.
Webcast and Conference Call Information
Quantum-Si will host a conference call to discuss its second quarter 2025 financial results on Tuesday, August 5, 2025, at 4:30 p.m. Eastern Time. Individuals interested in listening to the conference call may do so by joining the live webcast in the Investors section of the Quantum-Si website under Events & Presentations. Alternatively, individuals can register here to receive a dial-in number and personalized PIN to participate in the call. An archived webcast of the event will be available for replay following the event.
About Quantum-Si Incorporated

Quantum-Si is transforming proteomics with a benchtop platform that brings single-molecule protein analysis to every lab, everywhere. The Company’s platform enables real-time kinetic-based detection and allows researchers to move beyond traditional, multistep workflows and directly access dynamic, functional protein insights with unparalleled resolution. By making protein analysis simpler, faster, and more informative, Quantum-Si is accelerating proteomic discoveries to improve the way we live. Learn more at quantum-si.com or follow us on LinkedIn or X.
Use of Non-GAAP Financial Measures
This press release presents the non-GAAP financial measures “adjusted total operating expenses” and “adjusted EBITDA.” The most directly comparable measures for these non-GAAP financial measures are total operating expenses and net loss. The Company has included below adjusted total operating expenses, which presents the Company’s total operating expenses after excluding stock-based compensation, legal settlement expense, net of insurance proceeds, restructuring costs and other non-recurring operating expenses. In addition, adjusted

EBITDA further excludes interest, taxes, depreciation, amortization, dividend and interest income, changes in fair value of warrant liabilities and other income or expense.
A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations is included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2025.
Forward Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of the Company may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and development and commercialization of products and services, its anticipated cash runway, anticipated data and product launches, investor confidence in Quantum-Si and our strategic roadmap, and any financial guidance for 2025. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A common stock on The Nasdaq Stock Market; the ability of the Company to grow and manage growth profitably and retain its key employees; the Company’s ongoing leadership transitions; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company’s product development and commercialization activities, including the use and benefit of artificial intelligence in these and other activities; the commercialization and adoption of the Company’s existing products and the success of any product the Company may offer in the future; the potential attributes and benefits of the Company’s commercialized Platinum® protein sequencing instruments and kits and the Company’s other products once commercialized; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing lease, license, manufacture and supply agreements; the Company’s ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets once commercialized, either alone or in partnership with others; the Company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; and other risks and uncertainties described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

QUANTUM-SI INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and par value amounts)
(unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$22,188	$49,241
Marketable securities	192,023	160,362
Accounts receivable, net of allowance of $140 and $124, respectively	917	1,333
Legal settlement insurance receivable	4,638	-
Inventory	3,903	4,067
Prepaid expenses and other current assets	2,805	3,006
Total current assets	226,474	218,009
Property and equipment, net	15,340	15,993
Operating lease right-of-use assets	11,782	13,061
Other assets	810	808
Total assets	$254,406	$247,871
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,234	$1,931
Accrued payroll and payroll-related costs	3,440	5,331
Accrued contracted services	2,193	2,379
Accrued legal settlement liability	8,000	—
Accrued expenses and other current liabilities	3,780	4,848
Warrant liabilities, current	2,589	—
Current portion of operating lease liabilities	1,783	3,698
Total current liabilities	24,019	18,187
Warrant liabilities, non-current	—	4,995
Operating lease liabilities	9,359	9,250
Other long-term liabilities	45	19
Total liabilities	33,423	32,451
Stockholders’ equity:
Class A Common stock, $0.0001 par value; 600,000,000 shares authorized as of June 30, 2025 and December 31, 2024; 164,357,534 and 146,953,271 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	16	16
Class B Common stock, $0.0001 par value; 27,000,000 shares authorized as of June 30, 2025 and December 31, 2024; 19,937,500 shares issued and outstanding as of June 30, 2025 and December 31, 2024	2	2
Additional paid-in capital	865,671	811,998
Accumulated other comprehensive (loss) income	(40)	45
Accumulated deficit	(644,666)	(596,641)
Total stockholders’ equity	220,983	215,420
Total liabilities and stockholders’ equity	$254,406	$247,871

QUANTUM-SI INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Revenue:
Product	$558	$584	$1,366	$1,012
Service	33	38	67	67
Total revenue	591	622	1,433	1,079

Cost of revenue:
Product	230	249	567	419
Service	10	19	29	37
Total cost of revenue	240	268	596	456

Gross profit	351	354	837	623

Operating expenses:
Research and development	15,213	14,381	28,930	26,482
Selling, general and administrative	11,896	12,424	23,777	23,952
Legal settlement expense, net of insurance proceeds	3,362	—	3,362	—
Total operating expenses	30,471	26,805	56,069	50,434
Loss from operations	(30,120)	(26,451)	(55,232)	(49,811)
Dividend and interest income	2,312	2,887	4,859	6,461
Change in fair value of warrant liabilities	(994)	477	2,407	796
Other expense, net	(14)	(12)	(28)	(19)
Loss before provision for income taxes	(28,816)	(23,099)	(47,994)	(42,573)
Provision for income taxes	(20)	—	(31)	—
Net loss	$(28,836)	$(23,099)	$(48,025)	$(42,573)

Net loss per common share attributable to common stockholders, basic and diluted	$(0.16)	$(0.16)	$(0.26)	$(0.30)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	183,625	141,939	182,968	141,856

Other comprehensive (loss) income:
Net unrealized (loss) gain on marketable securities, net of tax	$(54)	$28	$(107)	$—
Foreign currency translation adjustment	16	(2)	22	(7)
Total other comprehensive (loss) gain, net of tax	(38)	26	(85)	(7)
Comprehensive loss	$(28,874)	$(23,073)	$(48,110)	$(42,580)

QUANTUM-SI INCORPORATED
RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net loss	$(28,836)	$(23,099)	$(48,025)	$(42,573)
Adjustments to reconcile to EBITDA:
Dividend and interest income	(2,312)	(2,887)	(4,859)	(6,461)
Depreciation and amortization	1,191	1,387	2,108	2,448
Income tax provision	20	—	31	—
EBITDA	(29,937)	(24,599)	(50,745)	(46,586)
Adjustments to reconcile to Adjusted EBITDA:
Change in fair value of warrant liabilities	994	(477)	(2,407)	(796)
Other expense, net	14	12	28	19
Stock-based compensation	2,789	2,400	5,151	4,009
Legal settlement expense, net of insurance proceeds	3,362	—	3,362	—
Restructuring costs	186	31	320	174
Other non-recurring operating expenses	367	—	611	—
Adjusted EBITDA	$(22,225)	$(22,633)	$(43,680)	$(43,180)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Total operating expenses	$30,471	$26,805	$56,069	$50,434
Adjustments to reconcile to Adjusted total operating expenses:
Stock-based compensation	(2,789)	(2,400)	(5,151)	(4,009)
Legal settlement expense, net of insurance proceeds	(3,362)	—	(3,362)	—
Restructuring costs	(186)	(31)	(320)	(174)
Other non-recurring operating expenses	(367)	—	(611)	—
Adjusted total operating expenses	$23,767	$24,374	$46,625	$46,251

Investor and Media Contact:
Jeff Keyes
Chief Financial Officer
ir@quantum-si.com
Source: Quantum-Si Incorporated